SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2005

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bestgate Road, Suite 100, Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 224-8770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

ITEM 7.01.	Regulation FD Disclosure

On October 31, 2005, FTI Consulting, Inc. (“FTI”) announced our financial results for the third quarter ended September 30, 2005, as well as other information, including operating results by business segment and other developments, as well as updating our outlook for the remainder of 2005. The full text of the Press Release (and Financial Tables) is set forth in Exhibit 99.1 hereto.

The Press Release contains some discussion regarding FTI’s earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA by business segment and EBITDA (excluding one-time charges) (“Adjusted EBITDA”). Although EBITDA and Adjusted EBITDA are not measures of financial condition or performance determined in accordance with generally accepted accounting principles, FTI believes that they are useful operating performance measures for evaluating our results of operations from period to period and as compared to our competitors. EBITDA is a common alternative measure of operating performance used by investors, financial analysts and rating agencies to value and compare the financial performance of companies in our industry. FTI uses EBITDA to evaluate and compare the operating performances of its segments and it is one of the primary measures used to determine employee bonuses. FTI also uses EBITDA to value businesses it acquires or considers acquiring. A reconciliation of Adjusted EBITDA to net earnings and EBITDA is included in the accompanying Financial Tables to the Press Release furnished as Exhibit 99.1. Adjusted EBITDA and EBITDA are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies unless the definition is the same. We believe that Adjusted EBITDA and EBITDA as supplemental financial measures are also indicative of FTI’s capacity to incur and service debt and thereby provides additional useful information to investors regarding FTI’s financial condition and results of operations. Adjusted EBITDA and EBITDA for purposes of the covenants set forth in our senior secured credit facility are not calculated in the same manner as calculated for purposes of the attached Financial Tables accompanying the Press Release.

The information included herein, including Exhibit 99.1 furnished herewith, shall be deemed not to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

ITEM 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

99.1	Press Release dated October 31, 2005 (and accompanying Financial Tables), of FTI Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: November 1, 2005	By:	/s/ THEODORE I. PINCUS
Theodore I. Pincus
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 31, 2005 (and accompanying Financial Tables), of FTI Consulting, Inc.